SUPPLEMENT TO

Calvert Income Fund
Calvert Short Duration Income Fund
Calvert Long-Term Income Fund

Prospectus dated January 31, 2006

Date of Supplement: July 6, 2006

The following supplements the information under "Portfolio Management Team" on page 32 of the above prospectus:

Mr. Nottingham has informed Calvert that he will resign as co-portfolio manager of each Fund effective September 2006.